Exhibit 13.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of 51job, Inc. (the “Company”) on Form 20-F for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rick Yan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date: April 12, 2012

By:	/s/ Rick Yan
Name:	Rick Yan
Title:	President and Chief Executive Officer